EXHIBIT 32.1

CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of TheStreet, Inc. (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Lundberg, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Eric Lundberg
Name:	Eric Lundberg
Title:	Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)
March 21, 2019